UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2015

MSC Industrial Direct Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 (b), (c) and (e) On July 6, 2015, MSC Industrial Direct Co., Inc. (the "Company") announced that Rustom Jilla has been appointed as the Company’s Executive Vice President and Chief Financial Officer effective July 20, 2015.  Mr. Jilla will succeed Jeffrey Kaczka, who will retire as Executive Vice President and Chief Financial Officer on July 20, 2015 and will assist Mr. Jilla with his transition to the position of Chief Financial Officer.

Mr. Jilla, age 54, most recently served from April 2013 through September 2014 as Chief Financial Officer of Demantic Group, a global provider of warehouse logistics and inventory management solutions.  From September 2002 to April 2013, he served as Chief Financial Officer of Ansell Limited, a global leader in protective solutions with approximately $1.6 billion in annual revenues, publicly traded on the Australian Securities Exchange.  Prior to that, Rustom spent 12 years at The BOC Group, a U.K.-listed, multinational industrial gas company, where he held various Product Management and Finance leadership roles.

In connection with his appointment, Mr. Jilla received and has agreed to the terms of an offer letter (the “Offer Letter”) providing for (i) an annual base salary of $475,000 and (ii) a restricted stock award with a grant date value of $500,000, which will vest 20% on each of the first, second, third, fourth and fifth anniversaries.  Mr. Jilla will be eligible for annual incentive bonus awards and annual equity grants beginning in fiscal 2016, and will be entitled to participate in all of the employee benefit plans available to executives.

A copy of the Offer Letter is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.  The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of such exhibit.

On July 6, 2015, the Company issued a press release announcing the appointment of Mr. Jilla and the retirement of Mr. Kaczka.  The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Index
Exhibit No.
Description
10.1	Rustom Jilla Offer Letter, effective July 6, 2015.
99.1	Press Release, dated July 6, 2015, issued by MSC Industrial Direct Co., Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: July 6, 2015	By:	/s/ Jeffrey Kaczka
	Name:	Jeffrey Kaczka
	Title:	Executive Vice President and Chief Financial Officer

 Exhibit Index

Exhibit No.
Description
10.1	Rustom Jilla Offer Letter, effective July 6, 2015.
99.1	Press Release, dated July 6, 2015, issued by MSC Industrial Direct Co., Inc.